Exhibit 10.32


             SECOND AMENDMENT TO THE WARWICK COMMUNITY BANCORP, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


Pursuant to section 1.3 of the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan ("Plan"), the Plan is hereby amended as follows:

1. ARTICLE I - Section 1.3 of the Plan, the definition of "Allocation Compensation," shall be amended by adding the following clause after the phrase "pursuant to section 6041(a) of the Code,":

                  ; PROVIDED, HOWEVER, that, effective as of January 1, 1999, the term Allocation Compensation shall not include any amounts attributable to the vesting of awards of stock under the Recognition and Retention Plan of Warwick Community Bancorp, Inc. or to the exercise of stock options under the Stock Option Plan of Warwick Community Bancorp, Inc. or otherwise.

2.       ARTICLE IX - Effective as of January 1, 1999, the first sentence of section 9.3, FORFEITURES ON TERMINATION OF EMPLOYMENT, is amended in its entirety to read as follows:

         Upon the termination of employment of a Participant or Former Participant for any reason other than death, Disability or Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited as of the first day of the calendar year immediately following the Plan Year in which such termination of employment occurs, unless the Participant or Former Participant is re-employed prior to such forfeiture.

3. In all other respects, the Plan shall continue in effect in accordance with its terms.

                                               WARWICK COMMUNITY BANCORP, INC.



                                               By:/s/ Timothy A. Dempsey
                                                  ----------------------------
                                                  Timothy A. Dempsey
                                                  Chairman of the Board and
                                                   Chief Executive Officer


Attest:



By:/s/ Nancy Sobotor-Littell
   ------------------------------------
   Nancy Sobotor-Littell
   Corporate Secretary and Director


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